UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2017

SABINE PASS LIQUEFACTION, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-192373	27-3235920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Milam Street, Suite 1900, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Note Purchase Agreement

On February 24, 2017, Sabine Pass Liquefaction, LLC, a Delaware limited liability company (the “Company”), a wholly owned subsidiary of Cheniere Energy Partners, L.P. (“Cheniere Partners”), entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with the various purchasers named therein (the “Purchasers”), to issue and sell to the Purchasers $800 million aggregate principal amount of its 5.00% Senior Secured Notes due 2037 (the “Notes”) in a private placement conducted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Notes were issued by the Company on February 24, 2017 (the “Issue Date”).

The Note Purchase Agreement contains customary representations, warranties and agreements by the Company and customary indemnification obligations of the Company and the Purchasers.

The net proceeds from the Notes will be used by the Company to prepay all of the principal amounts currently outstanding under its existing credit facilities and pay capital costs in connection with the construction of Trains 1 through 5 of the Sabine Pass liquefaction project.

The foregoing description of the Note Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Note Purchase Agreement, which is filed as Exhibit 1.1 hereto and is incorporated by reference herein.

Indenture

The Notes were issued on the Issue Date pursuant to the Indenture (the “Indenture”), dated as of February 24, 2017, by and between the Company, the guarantors that may become party thereto from time to time and The Bank of New York Mellon, as Trustee (the “Trustee”), relating to the Notes.

Under the terms of the Indenture, the Notes have a final maturity date of September 15, 2037 and accrue interest at a rate equal to 5.00% per annum on the principal amount from the Issue Date. The Notes are fully amortizing according to a fixed sculpted amortization schedule with semi-annual payments of principal and interest and have a weighted average life of 15.2 years. Amortization of the Notes is deferred for the first approximately 8.6 years until 2025. Interest will be payable on March 15 and September 15 each year, beginning on September 15, 2017.

The Notes are senior secured obligations of the Company and rank senior in right of payment to any and all of the Company’s future indebtedness that is subordinated in right of payment to the Notes and equal in right of payment with all of the Company’s existing and future indebtedness (including all loans under the Company’s existing credit facilities, all obligations under the Company’s senior working capital revolving credit and letter of credit reimbursement agreement and all of the Company’s outstanding senior secured notes) that is senior and secured by the same collateral securing the Notes. The Notes are effectively senior to all of the Company’s senior indebtedness that is unsecured to the extent of the value of the assets constituting the collateral securing the Notes.

As of the Issue Date, the Notes were not guaranteed but will be guaranteed in the future by all of the Company’s future restricted subsidiaries. Such guarantees will be joint and several obligations of the guarantors of the Notes. The guarantees of the Notes will be senior secured obligations of the guarantors.

At any time or from time to time prior to March 15, 2037, the Company may redeem all or a part of the Notes, at a redemption price equal to the “optional redemption price” set forth in the Indenture. The Company also may at any time on or after March 15, 2037, redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date.

The Indenture also contains customary terms and events of default and certain covenants that, among other things, limit the Company’s ability and the ability of the Company’s restricted subsidiaries to incur additional indebtedness or issue preferred stock, make certain investments or pay dividends or distributions on capital stock or subordinated indebtedness or purchase, redeem or retire capital stock, sell or transfer assets, including capital stock of the Company’s restricted subsidiaries, restrict dividends or other payments by restricted subsidiaries, incur liens, enter into transactions with affiliates, dissolve, liquidate, consolidate, merge, sell or lease all or substantially all of the Company’s assets and enter into certain LNG sales contracts. The Indenture covenants are subject to a number of important limitations and exceptions.

The foregoing description of the Indenture is qualified in its entirety by reference to the full text of the Indenture, which is filed as Exhibit 4.1 hereto, and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On February 27, 2017, Cheniere Partners issued a press release announcing that we closed our previously announced private placement transaction of $800 million aggregate principal amount of 5.00% senior notes due 2037. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information included in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference to this Item 7.01 in such a filing.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit Number	Description

1.1*	Note Purchase Agreement, dated as of February 24, 2017, between Sabine Pass Liquefaction, LLC and the various purchasers named therein (Incorporated by reference to Exhibit 1.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on February 27, 2017).

4.1*	Indenture, dated as of February 24, 2017, between Sabine Pass Liquefaction, LLC, the guarantors that may become party thereto from time to time and The Bank of New York Mellon, as Trustee under the Indenture (Incorporated by reference to Exhibit 4.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on February 27, 2017).

99.1+	Press release, dated February 27, 2017.

*	Incorporated herein by reference.
+	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABINE PASS LIQUEFACTION, LLC

Dated: February 27, 2017	By: Name: Title:	/s/ Michael J. Wortley Michael J. Wortley Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1*	Note Purchase Agreement, dated as of February 24, 2017, between Sabine Pass Liquefaction, LLC and the various purchasers named therein (Incorporated by reference to Exhibit 1.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on February 27, 2017).

4.1*	Indenture, dated as of February 24, 2017, between Sabine Pass Liquefaction, LLC, the guarantors that may become party thereto from time to time and The Bank of New York Mellon, as Trustee under the Indenture (Incorporated by reference to Exhibit 4.1 to Cheniere Partners’ Current Report on Form 8-K (SEC File No. 001-33366), filed on February 27, 2017).

99.1+	Press release, dated February 27, 2017.

*	Incorporated herein by reference.
+	Furnished herewith.